                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                            MEDWAVE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
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     (4) Date Filed:
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
                                 MEDWAVE, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    The Annual Meeting of Shareholders of Medwave, Inc. will be held on September 25, 1997 at 3:00 p.m. (Minneapolis time), in the Auditorium of the Lutheran Brotherhood Building, 625 Fourth Avenue, Minneapolis, Minnesota, for the following purposes:

    1.  To set the number of directors at four (4).

    2.  To elect directors for the ensuing year.

    3. To approve a 300,000 share increase in the number of shares reserved for issuance under the Amended and Restated Stock Option Plan from 1,400,000 to 1,700,000.

    4. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

    Only shareholders of record at the close of business on August 12, 1997, are entitled to notice of and to vote at the meeting or any adjournment thereof.

    Your vote is important. We ask that you complete, sign, date, and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         G. Kent Archibald
                                         President and Chief Executive Officer

Arden Hills, Minnesota
August 15, 1997

                                 MEDWAVE, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 25, 1997

                                PROXY STATEMENT

                                  INTRODUCTION

    Your proxy is solicited by the Board of Directors of Medwave, Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on September 25, 1997 at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

    The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

    Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

    The mailing address of the principal executive office of the Company is 4382 Round Lake Road West, Arden Hills, Minnesota 55112-3923. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to shareholders on or about August 15, 1997.

                      OUTSTANDING SHARES AND VOTING RIGHTS

    The Board of Directors of the Company has fixed August 12, 1997, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on August 12, 1997, 4,818,753 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

                             PRINCIPAL SHAREHOLDERS

    The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of August 12, 1997. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                                   Number of Shares       Percent of
Name and Address                 Beneficially Owned(1)     Ownership
-----------------------------------------------------------------------
G. Kent Archibald                        501,743(2)             9.7%
4382 Round Lake Road West
Arden Hills, MN 55112

David B. Johnson                         472,037(3)             9.6%
5500 Wayzata Boulevard
8th Floor - Suite 800
Minneapolis, MN 55416

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of August 12, 1997 or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2) Includes options to purchase 347,500 shares of Common Stock which are currently exercisable as of August 12, 1997 or will become exercisable within 60 days of such date.

(3) Includes 28,500 shares held by Mr. Johnson's spouse and minor children, over which he may be deemed to share voting and disposition power, and includes warrants to purchase 82,658 shares of Common Stock which are exercisable as of August 12, 1997 or will become exercisable within 60 days of such date.

                            MANAGEMENT SHAREHOLDINGS

    The following table sets forth the number of shares of Common Stock beneficially owned as of August 12, 1997, by the executive officers of the Company named in the Summary Compensation Table, by each director and nominee for director of the Company and by all directors and executive officers as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

 Name and Address of Beneficial     Number of Shares       Percent of
   Owner or Identity of Group     Beneficially Owned(1)     Ownership
------------------------------------------------------------------------
G. Kent Archibald                         501,743(2)             9.7%
4382 Round Lake Road West
Arden Hills, MN 55112

Norman Dann                                15,000(3)               *
4382 Round Lake Road West
Arden Hills, MN 55112

Todd A. Erdmann                            49,400(4)               *
4382 Round Lake Road West
Arden Hills, MN 55112

Jeffrey W. Green                           --                      *
3401 4th Avenue North
Sioux Falls, SD 57104

Jerry E. Robertson                         15,000(3)               *
4382 Round Lake Road West
Arden Hills, MN 55112

All current officers and                  591,143(5)            11.3%
directors as a group (6 persons)

*   Less than 1%

(1) See footnote (1) to preceding table.

(2) See footnote (2) to preceding table.

(3) Such shares are not outstanding but may be purchased upon exercise of options which are exercisable as of August 12, 1997 or will become exercisable within 60 days of such date.

(4) Includes 872 shares owned by Mr. Erdmann's wife, over which he may be deemed to share voting and investment power and an option to purchase 43,750 shares of Common Stock which are currently exercisable or will become exercisable within 60 days of the date hereof.

(5) Includes 448,750 shares which may be purchased upon exercise of options which are exercisable as of August 12, 1997 or will become exercisable within 60 days of such date.

                             ELECTION OF DIRECTORS
                              (PROPOSAL #1 AND #2)

GENERAL INFORMATION

    The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the Board of Directors or by the shareholders. The Board of Directors recommends that the number of directors be set at four and that four directors be elected at the Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at four, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

    In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

    The names and ages of all the director nominees and the positions held by each with the Company are as follows:

             Name               Age               Position
------------------------------  ---  ----------------------------------
G. Kent Archibald               56   President, Chief Executive
                                     Officer, Secretary, and Director

Norman Dann(1),(2)              70   Director

Jeffrey W. Green                57   Director

Jerry E. Robertson(1),(2)       64   Director

(1) Member of the Compensation Committee

(2) Member of the Audit Committee

    G. KENT ARCHIBALD is the President, Chief Executive Officer, Secretary, and a director of the Company. He has served in these positions since October 1991. From 1988 to 1991, Mr. Archibald was a private consultant and investor. From 1978 to 1984, Mr. Archibald was founder, president and director of AVI, Inc., a medical device company acquired by 3M Company's Medical Products Division in 1984. After this acquisition, Mr. Archibald served until 1988 as a general manager and engineering director for 3M. Prior to his involvement with AVI, Inc., Mr. Archibald held engineering positions at 3M, Control Data Corporation, and The Boeing Company, Inc. Mr. Archibald holds a B.S. degree in electrical engineering and is a professional engineer in the State of Minnesota. He serves as a director of RayMedica, Inc., a privately held company which is developing a prosthetic disc nucleus.

    NORMAN DANN, a director of the Company since August 1995, has extensive experience in the medical device industry. Since 1992, Mr. Dann has been a business consultant concentrating in the areas of venture capital, strategic planning, marketing and product development. Mr. Dann also currently serves as a director of Minntech Corporation, and several private companies. From 1980 to 1992, Mr. Dann served as an executive officer of and consultant to Pathfinder Ventures, Inc., a venture capital firm ("Pathfinder"), and served as a general partner of three of Pathfinder's funds and partnerships. From 1971 to 1977, Mr. Dann served as Vice President of Sales and Marketing and Senior Vice President of Development with Medtronic, Inc., a leading manufacturer of cardiac pacemakers and other medical products. In 1960, Mr. Dann founded The Dann Company, an independent representative and service organization for medical products which was acquired by Medtronic, Inc. in 1971. Mr. Dann holds a B.S. degree in industrial engineering from Pennsylvania State University.

    JEFFREY W. GREEN, has been a director of the Company since August 1997. Mr. Green serves as Chairman of the Board of Hutchinson Technology, Inc. Mr. Green co-founded Hutchinson Technology, Inc. in 1965 and served as its Chief Executive Officer from January 1983 to May 1996. Hutchinson Technology, Inc. is the world's leading supplier of suspension assemblies for rigid magnetic disk drives. Mr. Green is a board member of the following privately held businesses, ContiMed, Inc. which is developing urinary catheters and QAI Inc. which is a retailer of local and long distance telephone services. Mr. Green is also a board member of the following community business organizations, the Minnesota Chamber of Commerce, the Minnesota Business Partnership, and the Industry and Commerce Association of South Dakota.

    JERRY E. ROBERTSON, Ph.D., has been a director of the Company since August 1995. Dr. Robertson also currently serves as a director of the following publicly traded companies: Manor Care, Inc., Cardinal Health, Inc., CHOICE Hotels International, Inc., Haemonetics Corporation, Coherent, Inc., Steris Corporation, and Allianz Life Insurance Company of North America. Dr. Robertson also serves as a director of Project HOPE, a nonprofit organization which provides medical services throughout the world. From 1963 to 1994, Dr. Robertson served in various supervisory, management, and executive positions with 3M Company. He served as executive vice president of 3M's Life Sciences Sector and Corporate Services from 1984 to 1994 and a member of 3M's Board of Directors from 1990 to 1994. Prior to that time, Dr. Robertson served in various capacities in the areas of surgical and medical products, chemical and synthetic medicinal research, and technical planning and coordination. Dr. Robertson holds a Ph.D. in organic chemistry.

COMMITTEE AND BOARD MEETINGS

    The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee is responsible for reviewing the Company's internal control procedures and the quarterly and annual financial statements of the Company, and reviewing with the Company's independent public accountants the results of the annual audit. The Audit Committee held one formal meeting during fiscal 1997. The Compensation Committee recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company and administers the Company's stock option plan. The Compensation Committee held one formal meeting during fiscal 1997. Members of both of such Committees also meet informally from time to time throughout the year on Committee matters.

    The directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board action by unanimous written consent of all directors, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 1997, the Board of Directors held five formal meetings. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

DIRECTOR FEES

    Directors are not currently paid fees for attending Board or Committee meetings. Under the Company's Stock Option Plan each non-employee director receives a non-qualified option to purchase 30,000 shares of the Company's Common Stock upon his or her initial election as a director. As of April 30, 1997, the end of the Company's most recent fiscal year, Messrs. Norman Dann and Jerry E. Robertson each received an option to purchase 30,000 shares at an exercise price of $3.00 per share, vesting over a four year period. In connection with his election to the Board in August 1997, Jeffrey W. Green received an option to purchase 30,000 shares at an exercise price of $13 7/8 per share, vesting over a four year period. See Proposal #3 below for a more complete description of the automatic director option provisions of the Stock Option Plan.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation earned or awarded to G. Kent Archibald, the President and Chief Executive Officer and Mr. Todd Erdmann, Vice President of Sales and Marketing of the Company during the Company's last three fiscal years ended April 30, 1995, 1996, and 1997. No other executive officer of the Company received total salary and bonus compensation in excess of $100,000 for fiscal 1997.

                                                                              Long-Term
                                              Annual Compensation           Compensation
                                                                           ---------------
                                                                             Securities
                                                                             Underlying
                                                                               Options
                                                                                (# of          All Other
    Name and Principal Position          Year       Salary       Bonus       shares)(1)      Compensation
-----------------------------------------------------------------------------------------------------------
G. Kent Archibald,                          1997   $ 150,000      --             --            $   4,500(2)
President and Chief Executive               1996     110,425      --            175,000            1,312(2)
Officer                                     1995      54,840      --             85,000           --

Todd A. Erdmann,                            1997   $ 162,669      --             --            $   3,206
Vice President Sales & Marketing            1996      60,288      --            175,000           --
                                            1995      --          --             --               --

(1) Number of shares of Common Stock subject to options that were granted during the fiscal year.

(2) Reflects the Company's contribution to executive's individual retirement account under the Company's Simplified Employee Pension Plan.

EMPLOYMENT AGREEMENTS

    Although the Company has non-compete and confidentiality agreements with its employees, the Company does not have an employment agreement with, or key-man life insurance on, Mr. Archibald, Mr. Erdmann, or any other individual.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

    No options were granted during fiscal year 1997 to the Named Executive Officers.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
  OPTION/SAR VALUES

    The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended April 30, 1997 by each Named Executive Officer and the aggregated fiscal year-end value of the unexercised options of such Named Executive Officer.

                                                     Number of Unexercised         Value of Unexercised
                                                     Securities Underlying             In-the-Money
                                                           Options at                   Options at
                                                      Fiscal Year-End (#)           Fiscal Year-End ($)
                                                  ----------------------------  ---------------------------
                        Shares
                      Acquired on       Value
                       Exercise       Realized
       Name               (#)            ($)      Exercisable   Unexercisable   Exercisable  Unexercisable
-----------------------------------------------------------------------------------------------------------
G. Kent Archibald           -0 -      $    -0 -      303,750        131,250      $2,580,625    $  984,375

Todd A. Erdmann             -0 -           -0 -       43,750        131,250        205,188        615,563

                    APPROVAL OF AN INCREASE IN THE NUMBER OF
                       SHARES IN THE AMENDED AND RESTATED
                               STOCK OPTION PLAN
                                 (PROPOSAL #3)

GENERAL

    On July 10, 1997, the Board of Directors adopted, subject to shareholder approval, a 300,000 share increase in the number of shares available in the Amended and Restated Stock Option Plan (the "Restated Plan") from 1,400,000 to 1,700,000.

    A general description of the Restated Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Restated Plan, a copy of which may be obtained without charge upon written request to the Company's Chief Financial Officer.

DESCRIPTION OF PLAN

    PURPOSE. The purpose of the Restated Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to attract and retain persons of ability as employees, directors, and key consultants by providing an incentive to such individuals through equity participation in the Company and by rewarding such employees, directors and key consultants who contribute to the achievement by the Company of its long-term economic objectives. Assuming the shareholder's approve the increases, a total of 1,700,000 shares of Common Stock will be reserved for options under the Restated Plan.

    TERM. Incentive stock options may be granted under the Restated Plan for a period of ten years from the date of its adoption by the Board of Directors. Non-qualified stock options may be granted pursuant to the Restated Plan until it is discontinued or terminated by the Board.

    ADMINISTRATION. The Restated Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Restated Plan gives broad powers to the Committee to administer and interpret the Restated Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

    ELIGIBILITY. All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the Restated Plan. All employees, directors and officers of, and consultants and advisors to, the Company or any subsidiary are eligible to receive non-qualified stock options. As of August 14, 1997, the Company had approximately 17 employees (of which three are officers), and three directors who are not employees.

    OPTIONS. When an option is granted under the Restated Plan, the Committee, at its discretion, specifies the option price, the type of option (either "incentive" or "non-qualified") to be granted, and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant and, unless otherwise determined by the Committee, the option price of a non-qualified option will not be less than 85% of the fair market value of the Company's Common Stock on the date of grant. The market value of the Company's Common Stock on August 8, 1997 was $14. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Committee, but the term of an incentive stock option may not exceed ten years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then fair market value or some combination of cash and Common Stock. Each stock option granted under the Restated Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the Restated Plan may terminate earlier than its stated expiration date in the event of the optionee's termination of employment or directorship. All outstanding options become immediately exercisable in full upon a "change of control" which includes, (i) the purchase of at least 60% of the Company's stock, (ii) a merger, consolidation, sale of substantially all of the Company's assets, or liquidation of the Company, and (iii) certain changes in the Company's Board of Directors.

    In addition to other options which may be granted under the Restated Plan, each non-employee director of the Company (excluding persons who were non-employee directors on the date the Restated Plan was adopted by the Board) will automatically be granted a non-qualified option for 30,000 shares of Common Stock upon his or her initial election as a director. Each non-qualified option expires ten years from the date of grant and will be vested over a four-year period at an exercise price per share equal to 100% of the fair market value of the Common Stock on the date of grant. Options to purchase 60,000 shares are currently outstanding as a result of the non-employee director automatic option provisions of the Restated Plan.

    AMENDMENT. The Board of Directors may, from time to time, suspend or discontinue the Restated Plan or revise or amend it in any respect; provided,
(i) no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee except as authorized in the event of merger, consolidation or liquidation of the Company, (ii) the provisions relating to the formula grant to non-employee directors may not be amended more than once every six months except to conform to certain changes in the laws, and (iii) the Restated Plan may not, without the approval of the shareholders, be amended in any manner that will (a) materially increase the number of shares subject to the Restated Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (b) change the designation of the class of employees eligible to receive options; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to optionees under the Restated Plan.

    FEDERAL INCOME TAX CONSEQUENCES OF THE RESTATED PLAN. Under present law, an optionee will not realize any taxable income on the date a non-qualified option is granted pursuant to the Restated Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which non-qualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment related taxes on such ordinary income.

    Incentive stock options granted under the Restated Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

    RESTATED PLAN BENEFITS. The table below shows the total number of stock options that have been received by the following individuals and groups under the Restated Plan:

                                                              Total Number of
                 Name and Position/Group                    Options Received(1)
-------------------------------------------------------------------------------
G. Kent Archibald, President, Chief Executive Officer,             435,000
  Secretary, and Director
Todd A. Erdmann, Vice President Sales and Marketing                175,000
Current Executive Officer Group (3 persons)                        665,000
Current Non-Executive Officer Director Group (3 persons)            90,000
Current Non-Executive Officer Employee Group (14 persons)          206,000

(1) This table reflects the total stock options granted without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Compensation Committee, the future benefits that may be received by these individuals or groups under the Restated Plan cannot be determined at this time, except for the automatic option grants to outside directors as described above.

VOTE REQUIRED

    Because of the employees' positive response to the Restated Plan and because of its belief that making a greater number of shares available to employees, directors, and advisors is an effective means to insure the future growth and development of the Company, the Board of Directors recommends that the shareholders approve the 300,000 share increase in the number of shares reserved for the Amended and Restated Stock Option Plan. Approval of the increase requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter and (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.

                         INDEPENDENT PUBLIC ACCOUNTANT

    Ernst & Young, LLP acted as the Company's independent public accountant for fiscal 1997. Representatives from Ernst & Young LLP are expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 was required for such persons, the Company believes that during the fiscal year ending April 30, 1997, all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with.

                                 OTHER BUSINESS

    Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

    Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1998 annual meeting of shareholders must be received by the Company by April 30, 1998, to be includable in the Company's proxy statement and related proxy for the 1998 annual meeting.

                                  FORM 10-KSB

    A COPY OF THE COMPANY'S FORM 10-KSB ANNUAL REPORT FOR THE FISCAL YEAR ENDED APRIL 30, 1997 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. NO PORTION OF SUCH REPORT IS INCORPORATED HEREIN OR IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). ANY SUCH REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF MEDWAVE COMMON STOCK ON AUGUST 12, 1997, THE RECORD DATE FOR THE 1997 ANNUAL MEETING AND SHOULD BE DIRECTED TO MR. MARK T. BAKKO, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         G. Kent Archibald
                                         President and Chief Executive Officer

Dated:  August 15, 1997
       Arden Hills, Minnesota

                                 MEDWAVE, INC.
                         ------------------------------

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                         ------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints G. KENT ARCHIBALD and MARK T. BAKKO, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of Medwave, Inc. registered in the name of the undersigned, at the Annual Meeting of the Shareholders to be held on Thursday, September 25, 1997 at 3:00 p.m., Minneapolis Time, in the Auditorium of the Lutheran Brotherhood Building, 625 Fourth Avenue, Minneapolis, Minnesota, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

    The Board of Directors recommends that you vote "FOR" the following proposals:

(1)        SET NUMBER OF DIRECTORS AT FOUR:
           / /  FOR             / /  AGAINST             / /  ABSTAIN
(2)        ELECT DIRECTORS:  Nominees: G. Kent Archibald, Norman Dann, Jeffrey W. Green and Jerry E. Robertson
           / /  FOR all Nominees listed above                        / /  WITHOUT AUTHORITY
              (except those whose names have                            to vote for all nominees
              been written on the line below)                           listed above
                     (To withhold authority to vote for any nominee, write that nominee's name on the line below.)
           ------------------------------------------------------------------------------------------------------------------

(3)        APPROVE A 300,000 SHARE INCREASE IN THE MEDWAVE, INC. AMENDED AND RESTATED STOCK OPTION PLAN:

           / /  FOR             / /  AGAINST             / /  ABSTAIN

(4)        OTHER MATTERS.  In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL. Date ___________________________, 1997.

                                         ---------------------------------------

                                         ---------------------------------------
                                         PLEASE DATE AND SIGN ABOVE exactly as
                                         name appears at the left, indicating,
                                         where appropriate, official position or
                                         representative capacity. If stock is
                                         held in joint tenancy, each joint owner
                                         should sign.